Delaware Balanced Fund

[various photos demonstrating service and guidance, professional management and goals]

service and guidance

professional management

goals


  1999
Annual
Report

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
   Delaware Investments has approximately $45 billion in mutual fund assets and institutional advisory accounts under management for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

[photo of computer
    keyboard]

[photo of illustration
  from Total Return
      Brochure]

Delaware Balanced Fund
Objective
Seeks a balance of capital appreciation, income and preservation of capital.

Table of Contents

  Letter to Shareholders                          Page  1
  Portfolio Managers' Review                      Page  4
  Performance Summary                             Page  9
  Statement of Net Assets                         Page 10
  Financial Highlights                            Page 14

total
   return

tradition

November 17, 1999

                                                                       for total
                                                                         return

                                                                            1

Dear Shareholder:


INVESTORS KEPT A WATCHFUL EYE ON THE policymaking decisions of the Federal Reserve Board over the past 12 months. This translated into unpredictable mood swings in both the U.S. stock and bond markets.
   At the start of our fiscal period last November, the Federal Reserve was on the verge of reducing its target for short-term interest rates a third time to increase liquidity in the investment markets and calm fears of a U.S. recession that had arisen in the wake of worldwide economic strife. Lower interest rates helped restore investor confidence in the U.S. economy and led to substantial price appreciation in stocks of all market capitalizations.
   In early 1999, concerns about continued economic growth and the future growth of corporate profits crept back into the picture. Investors generally narrowed their stock selection to the largest companies. Apparently, they believed these companies would be able to sustain earnings growth if the economy stalled. The Dow Jones Industrial Average skyrocketed above 10,000 for the first time in late March, led by a select group of large company growth stocks.
   The Dow topped 11,000 in early May after the release of strong economic data boosted investors' expectations for a broader selection of stocks, particularly those selling at attractive prices relative to company earnings.
   Delaware Balanced Fund's equity holdings generally thrived during the months of April, May and June as a broad array of stocks participated in the market's price gains. The Fund's emphasis on consistent growth at reasonable prices left it well-positioned to benefit from a broad advance in the


THE FUND'S EMPHASIS ON CONSISTENT GROWTH AT REASONABLE PRICES LEFT IT WELL-POSITIONED TO BENEFIT FROM A BROAD ADVANCE IN THE STOCK MARKET.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
FOR PERIODS ENDED OCTOBER 31, 1999
                                        12 Months Ended        20 Years Ended
                                        October 31, 1999      October 31, 1999
--------------------------------------------------------------------------------
Delaware Balanced Fund A Class          +0.44%                +14.54%
--------------------------------------------------------------------------------
Lipper Balanced Fund Average           +11.30% (431 funds)    +13.51% (28 funds)
--------------------------------------------------------------------------------
Standard & Poor's 500 Index            +24.05%                +13.85%
Lehman Brother's Aggregate Bond Index   +0.54%                +10.24%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 9. The Lipper category represents the average returns of balanced funds tracked by Lipper Analytical. The Standard & Poor's 500 is an unmanaged composite of mostly large-capitalization U.S. companies. The Lehman Brother's Aggregate Bond Index is composed of investment grade and non-investment grade U.S. bonds. You cannot invest directly in an index. Past performance does not guarantee future results



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  2

stock market. Our strong performance in late spring helped offset weak performance of three of the Fund's top holdings that occurred early in the fiscal year.
   We were optimistic that the market's performance during the spring was the beginning of a trend in which stock market performance would be driven by a wider number of stocks. But, we also recognized that there might be a tug-of-war between the very large growth stocks that had been leading the market and the many other stocks that had been out-of-favor. This proved to be the case. As summer heated up, the Fed moved to a more restrictive monetary policy, concerned that the U.S. economy might overheat, leading to higher inflation. Between June and November, the Fed raised short-term interest rates three times. Against this backdrop, a very narrow group of stocks once again led the market as investors focused almost exclusively on high-priced large company stocks.
   The narrow market weighed heavily on Delaware Balanced Fund's performance as we concluded fiscal 1999. For the 12 months ended October 31, 1999, Delaware Balanced Fund provided a total return of +0.44% (for A Class shares at net asset value with distributions reinvested). Our results lagged the average return of similar funds in the Lipper Balanced Fund category.
   During fiscal 1999, Delaware Balanced Fund held roughly a 70%/30% mix of stocks and bonds. Stocks of mid-size companies--those with market capitalizations between $2 billion and $10 billion--comprised roughly one-third of the stock portfolio. These stocks generally performed poorly at the start and end of our reporting period as investors favored companies with the largest capitalizations. As a result, Delaware Balanced Fund's equity portfolio was unable to keep pace with the S&P 500 Index.
   In addition, by adhering to our focus on consistent earnings growth at reasonable prices, we had minimal holdings of technology and cyclical stocks--sectors that delivered the strongest returns between June and September. Cyclical companies, in general, do not have consistent earnings and therefore, we typically do not invest in them. Many technology stocks currently have very high price-to-earnings ratios. Thus, they have not met our standard for "reasonable prices."
   The bond portion of your Fund's portfolio performed well relative to the

WE WERE OPTIMISTIC THAT THE MARKET'S PERFORMANCE DURING THE SPRING WAS THE BEGINNING OF A TREND IN WHICH STOCK MARKET PERFORMANCE WOULD BE DRIVEN BY A WIDER NUMBER OF STOCKS.

discipline

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                                                                         return

                                                                            3

Lehman Brothers Aggregate Bond Index. We attribute this to our holdings in mortgage-related securities and corporate bonds, which performed well coming out of the global financial crisis last fall. Despite our strong relative performance, the Fund's bond component struggled to deliver solid results due to the negative impact rising interest rates had on bond prices. We've recently been taking advantage of lower prices for investment-grade bonds by shifting a portion of the Fund's assets out of stocks and into fixed income securities. As of October 31, 1999, the Fund had approximately a 65%/35% mix of stocks and bonds.
   On the pages that follow, Francis X. Morris, who manages Delaware Balanced Fund's stock portfolio, and Gary A. Reed, who is responsible for the Fund's fixed income component, review performance in the U.S. stock and bond markets over the past 12 months, as well as the Fund's equity and fixed income positioning. They also share their outlook for fiscal 2000.
   We understand that the past year has been a difficult one for Delaware Balanced Fund and we appreciate your willingness to maintain a long-term perspective and stay committed to your investment with us. We believe that demand for fixed income securities will continue to be light as long as investors think that the Fed is going to raise interest rates. Until demand returns to more normal levels, we will continue to take advantage of lower bond prices. While we can't predict when the stock market's fixation with the narrow group of large company growth stocks will end, we do believe that eventually, the opportunities available from the many other exceptional U.S. companies will capture the market's attention. We are confident that our disciplined investment style has positioned Delaware Balanced Fund to benefit when a broadening occurs, just as it did earlier this year.

Sincerely,

/s/ Wayne A. Stork
------------------------
WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
------------------------
DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds

WE'VE RECENTLY BEEN TAKING ADVANTAGE OF LOWER PRICES FOR INVESTMENT-GRADE BONDS BY SHIFTING A PORTION OF THE FUND'S ASSETS OUT OF STOCKS AND INTO FIXED INCOME SECURITIES.

[photo of glasses, pen and keyboard]


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   4

Portfolio Managers' Review

BY FRANCIS X. MORRIS AND
GARY A. REED
Vice Presidents/Senior Portfolio Managers
November 17, 1999

U.S. STOCK MARKET: A HANDFUL OF WINNERS DOMINATE RETURNS
Early in our fiscal year, U.S. stocks of all sizes staged a strong rally after the Federal Reserve reduced the federal funds rate--the interest rate charged between banks for overnight loans--to help sustain U.S. economic growth. Still, large-cap growth stocks produced the best returns of any market segment for all of 1998, reflecting investors' fixation on the biggest, most successful stocks.
   During the first few months of 1999, the stock market's gains continued to be fueled by a select group of large-cap growth stocks. As a result, price-to-earnings ratios, or P/Es, on some stocks within the Standard & Poor's 500 Index reached what we consider exaggerated levels. P/E is an indicator of how much investors are willing to pay for a company's earning power, generally the higher the P/E, the more they are paying; the lower the P/E, the less they are paying.
   In our view, with the exception of the top 20 stocks in the S&P 500, the majority of stocks in the index were relatively inexpensive compared to earnings. We believe this was also true of small and mid-size companies, which had become significantly undervalued compared to large-cap issues.

[photo of couple talking
  to financial advisor]

Investors Expand Their Stock Selection
With the release of strong economic data in the spring, investors began to reallocate their money to relatively undervalued areas of the market where strong earnings growth potential could be bought at more reasonable prices. Suddenly, a broad array of stocks was posting measurable gains. Delaware Balanced Fund benefited from this broader playing field.
   Though we believed this marked the beginning of a trend in which a wider number of stocks would participate in the market's performance, we knew there was likely to be some resistance from large-cap stocks. Such was the case. Between June and November, the Federal Reserve raised its target for short-term interest rates three times. Investors began selling stocks of all

STOCK PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
AS OF OCTOBER 31, 1999

Median Market Capitalization                        $8.8 billion
Number of Stocks                                         58
Average Stock Price-to-Earnings Ratio*                  20.2x
Top Sector                                        Consumer Growth
Annual Portfolio Turnover Rate                           87%
Beta**                                                  0.61
--------------------------------------------------------------------------------
 * P/Es are based on analysts' year 2000 forward earnings estimates as reported to First Call as of October 31, 1999.
** Beta is a measure of risk relative to the S&P 500 Index. A number less than
   1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility than the index.


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                                                                           5

market capitalizations, apparently fearful of future rate increases. Once again, they narrowed their focus to the largest growth companies, with a particular emphasis on a few big technology companies.

U.S. BONDS: REDUCED DEMAND HURTS PRICES
Investor demand for U.S. investment-grade bonds was weak during much of fiscal 1999. As we started the period in November, Treasury bonds began to lose their appeal due to stronger economic growth and higher corporate earnings. Investors had flocked to the safety of Treasuries during the summer of 1998 amid uncertainty in global markets.
   The Federal Reserve's three interest rate reductions late in 1998 restored much needed liquidity to the bond market. In response, many investors quickly shifted out of Treasuries into higher yielding corporate bonds, asset-backed securities and mortgage-related securities. As a result, these areas of the market outperformed U.S. Treasuries through early 1999.
   The bond market's progress was halted in May when the Fed announced a shift in its interest rate policy from a neutral to probable tightening. New money being invested in the market began to dwindle. When the Fed followed through and raised short-term interest rates in June and August, the same sectors that had rallied against Treasuries fell back into rocky territory. There was little improvement in investor demand through the end of October given continued concerns over the potential for further interest rate increases.

EQUITY PORTFOLIO STRATEGIC POSITIONING
Delaware Balanced Fund adheres to a disciplined investment strategy that focuses on what we call "transition stocks"--that is, stocks we believe are currently selling below their true value with strong prospects for future growth. Our expectation is that these stocks will be reasonably priced when we purchase them and then appreciate in price as they "transition" from mid-size to large-size in terms of market capitalization, or from being value stocks to being growth stocks of either larger or mid-market capitalizations. Because our strategy is to capture growth as stocks move through these transitions, we tend to own stocks for relatively long time periods.
   During fiscal 1999, our strategy precluded us from investing in the top tier performers in the S&P 500, given that most of those stocks--including technology stocks--had high P/E ratios, an indication that they were too expensive relative to their future earnings potential. This is the primary reason why the Fund did not keep pace with the S&P 500 or mutual funds that hold the stocks that led the S&P 500.
   Traditionally, technology is an area where we have had less exposure than the S&P 500. In fiscal 1999, this was due to exceptionally high prices that did not meet our value-conscious investment criteria (see our stock selection checklist on page 6). As of October 31, the Fund's holdings in technology-related companies were less than half the weighting of the S&P 500. Our holdings included a mix of mid-size companies, such as Symbol Technologies, BMC Software and Computer Associates

equity
   portfolio

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    6

International, and large companies, such as IBM, Hewlett-Packard and Intel.
   Our strategy also typically steers us away from investing heavily in cyclical industries--including paper and chemicals--given that these areas have historically had earnings spurts rather than the consistent growth we look for. Whenever we do find cyclical stocks that meet our consistent growth discipline, we try to add them to our holdings since we think these stocks may benefit from the economic recovery that is underway in world markets.
   Since spring, we have made some changes in the portfolio--reducing and, in some cases, selling, many of the Fund's oldest and largest holdings because we believed they had completed their transition from mid- to large-cap, and from being undervalued to being fairly valued. For example, we reduced the Fund's weighting in Ecolabs from about 3.75% to 1.0% of net assets between April 30 and October 31. We sold Rite Aid, Stewart Enterprises and Mylan Laboratories, three of our top 10 holdings in April, as well as Service Corp. International.
   While these stocks generally had a positive impact on the fund during the overall time that we held them, in the recent past they had suffered due to earnings disappointments and were sold under our sell discipline.
   As we reduced and sold several names in the portfolio, we added stocks of companies that we believe offer more attractive opportunities for capital appreciation. These companies span a number of different industries, including newspaper publishing and discount retailing. We also added selectively to our financial holdings, with an emphasis on bank stocks where prices currently look very attractive to us relative to the companies' future earnings growth potential.
   While health care stocks generally have relatively high P/Es, the recent market correction brought a number of health care companies into our buying universe. We recently added new positions in selected drug manufacturers and a

Delaware Balanced Fund's
Stock Selection Checklist

When we consider a stock for the portfolio, we ask ourselves the following questions. Our goal is to select stocks from a broad spectrum of industries where we can answer such questions positively.

o Is the stock selling at an attractive price relative to its potential earnings growth?
o Has the company demonstrated that it can grow earnings consistently through a variety of economic environments?
o Is the company generating excess cash flow that can be reinvested in the business?
o Is there a company-specific event (i.e., an expansion or acquisition) that can push earnings beyond expectations or support earnings if business conditions in the industry weaken?
o Is the company under-researched by Wall Street stock analysts, so that the market does not seem to be recognizing its potential?

[photo of computer
   keyboard]


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                                                                         return

                                                                            7

maker of reconstructive hip, knee and joint replacements, all of which sell products aimed at the needs of America's aging population.
   Capital goods companies (such as electronics and electrical equipment companies) became an increasingly attractive area for us to invest in over the past 12 months. There are two reasons for this. First, P/Es on capital goods companies, in general, have been depressed due, in part, to the narrowness of the U.S. stock market. Second, we believe these companies will benefit from the recent pick up in worldwide economic growth, particularly in Asia and Europe.

BOND PORTFOLIO STRATEGIC POSITIONING
In order to maintain an attractive yield profile and to take advantage of lower prices for investment grade corporate bonds, we continued to invest modestly in U.S. Treasuries--roughly 10% of the bond portfolio as of October 31. Corporate bonds, mortgage-related securities and asset-backed securities made up the majority of our holdings. This positioning served us well during the first half of our fiscal year. But as interest rates rose in the latter half, our holdings declined in value, as did most fixed income securities.
   As a result of the fluctuating interest rate environment, we made changes to the Fund's average duration during fiscal 1999. At the beginning of the period, we lengthened our duration, making it longer than that of our unmanaged fixed-income benchmark--the Lehman Brothers Aggregate Bond Index. At the time, we felt that the Fed's moves to lower interest rates would help support the performance of fixed income securities. When the Fed pushed interest rates higher, we reduced our duration so that it was in line with that of the Index. This helped us protect the gains we made in the first fiscal half.
   Given the recent increase in interest rates and our concerns about increasing pressures arising from the higher costs of borrowing money, we have been reevaluating the Fund's exposure to banks and other financial companies. We currently have a moderate amount of our bond portfolio allocated to debt securities of these companies, and we want to be sure that the companies whose bonds we hold will not suffer in a higher rate environment.

bond
   portfolio

ASSET MIX
--------------------------------------------------------------------------------
                                        October 31, 1999      October 31, 1998
--------------------------------------------------------------------------------
Stocks                                       64.6%                 68.0%
Bonds                                        31.2%                 29.0%
Cash                                          2.5%                  2.8%
--------------------------------------------------------------------------------
SEC Yield*                                  +1.78%                +1.90%
--------------------------------------------------------------------------------
* 30-day current yield for A Class shares measured according to Securities and Exchange Commission guidelines. Yields for B, C and Institutional Class shares were, respectively, +1.16%, +1.16% and +2.12% as of October 31, 1999.


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   8

OUTLOOK
We expect generally stronger worldwide economic growth in the months ahead. Given that outlook, we are trying to position the portfolio to benefit from such anticipated growth. We are concentrating on capital goods, energy and selected financial stocks which, based on our research, appear to have strong future earnings potential and yet, are selling at relatively attractive prices.
   Currently, the anticipated average earnings growth for stocks in the Delaware Balanced Fund is estimated to exceed 20% for fiscal 2000, versus 12% for the average of companies in the S&P 500. We are excited about the growth potential for these securities.
   Our outlook for corporate profits in fiscal 2000 is a cautious one. If the economy overheats and greater cost pressures result from rising commodity prices or higher wages, we think reduced corporate profitability is possible. But that's not to say that corporate profits are likely to experience a substantial decline. We still have a very healthy domestic economy underpinning corporate America.

[photo of family
   on beach]

   We also think that because the economy is growing faster than was anticipated, there is a strong likelihood that the Fed will raise short-term interest rates again. Until there's a better sense of what the Fed's next move will be, we believe it's unlikely that investor demand for fixed income securities will improve. On the other hand, if there is increased volatility in the stock market, there is a good chance that investors will reallocate some of their stock holdings to bonds.
   Over the long term, Delaware Balanced Fund has consistently generated returns that are competitive with the average balanced fund as measured by Lipper Analytical Services, Inc. We attribute this to our commitment to invest in companies that are growing their earnings consistently, over time. Certainly, there will be times, such as the recent past, that our strategy will be out of favor. But we think our disciplined approach--and our adherence to that approach throughout favorable and unfavorable market cycles--will prove very beneficial to our shareholders over the long term.

outlook

PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
OCTOBER 31, 1999
                                                    Percent of
                                                    Net Assets
--------------------------------------------------------------------------------
Credit Sensitive Stocks                                12.0%
Capital Goods/Basic Industry Stocks                     8.3%
Consumer Growth Stocks                                 27.0%
Consumer Cyclical Stocks                               11.0%
Other Common/Preferred Stocks                           1.2%
Utility/Energy Stocks                                   6.0%
Mortgage-Backed Securities                             17.1%
Investment-Grade Bonds                                 10.4%
Treasuries/Other High Quality Bonds                     4.0%
Cash                                                    3.0%


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                                                                         return

                                                                           9

Performance Summary

DELAWARE BALANCED FUND
PERFORMANCE OF A $10,000 INVESTMENT
TEN YEARS ENDED OCTOBER 31, 1999

   S&P 500 Index

   Delaware Balanced Fund Class A

   Lehman Brothers Aggregate Bond Index



                                   Delaware Balanced      Lehman Brothers
              S&P 500 Index          Fund Class A       Aggregate Bond Index
              -------------        -----------------    --------------------
Oct. '89        $10,000                $9,426                $10,000
Oct. '90          8,932                 9,126                 10,631
Oct. '91         11,530                11,346                 12,312
Oct. '92         12,301                12,749                 13,523
Oct. '93         13,745                14,267                 15,128
Oct. '94         13,878                14,523                 14,573
Oct. '95         17,085                16,884                 16,853
Oct. '96         20,721                19,598                 17,839
Oct. '97         26,872                23,919                 19,430
Oct. '98         32,280                27,460                 21,238
Oct. '99        $40,044               $27,580                $21,351

Chart assumes $10,000 invested on October 31, 1989. Fund performance includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

DELAWARE BALANCED FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH OCTOBER 31, 1999

                               Lifetime    Ten Years    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 4/25/38)
   Excluding Sales Charge      +11.23%     +11.33%      +13.69%       +0.44%
   Including Sales Charge      +11.12%     +10.68%      +12.34%       -5.33%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge      +12.15%                  +12.80%       -0.31%
   Including Sales Charge      +12.03%                  +12.55%       -5.01%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge      +11.65%                                -0.31%
   Including Sales Charge      +11.65%                                -1.25%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average Annual Institutional Class Returns Through October 31, 1999

                                   Lifetime   Ten Years   Five Years   One Year
Delaware Balanced Fund
Institutional Class (Est. 11/9/92)  +11.25      +11.48      +13.92       +0.70

The Institutional Class was initially made available on November 9, 1992 and is available without sales or asset-based distribution charges only to certain eligible institutional accounts. Performance for the Institutional class for periods prior to this date is based on Class A performance adjusted to eliminate the sales charge, but not the asset-based distribution charge.

10 for total return

Financial Statements

DELAWARE GROUP EQUITY FUNDS I, INC. -
DELAWARE BALANCED FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                        NUMBER OF       MARKET
                                                          SHARES        VALUE
                                                      -------------------------
 COMMON STOCK - 63.45%
 AEROSPACE & DEFENSE - 0.70%
 United Technologies ............................          84,800   $ 5,130,400
                                                                    -----------
                                                                      5,130,400
                                                                    -----------
 AUTOMOBILES & AUTO PARTS - 1.65%
 Danaher ........................................         149,900     7,242,044
 Federal Signal .................................         257,800     4,849,863
                                                                    -----------
                                                                     12,091,907
                                                                    -----------
 BANKING, FINANCE & INSURANCE - 12.03%
 AFLAC ..........................................         209,500    10,710,688
 American International Group ...................          67,587     6,957,237
 Citigroup ......................................         206,400    11,171,400
 Fleet Boston ...................................          42,500     1,854,063
 Federal Home Loan Mortgage .....................         310,800    16,802,625
 MBNA ...........................................         375,800    10,381,475
 Nationwide Financial Services Class A ..........         271,400    10,279,275
 Unionbancal ....................................         113,600     4,934,500
 Washington Mutual ..............................         423,800    15,230,313
                                                                    -----------
                                                                     88,321,576
                                                                    -----------
 BUILDINGS & MATERIALS - 3.31%
 Masco ..........................................         509,100    15,527,550
 Premark International ..........................         160,800     8,803,800
                                                                    -----------
                                                                     24,331,350
                                                                    -----------
 CABLE, MEDIA & PUBLISHING - 3.30%
 Gannett ........................................         137,100    10,573,838
+Knight-Ridder ..................................         214,700    13,633,450
                                                                    -----------
                                                                     24,207,288
                                                                    -----------
 CHEMICALS - 1.08%
 Avery Dennison .................................         119,500     7,468,750
+Valspar ........................................          14,800       446,775
                                                                    -----------
                                                                      7,915,525
                                                                    -----------
 COMPUTERS & TECHNOLOGY - 3.28%
*BMC Software ...................................          81,300     5,215,903
 Computer Associates International ..............         123,900     7,000,350
 Hewlett-Packard ................................          46,800     3,466,125
 International Business Machines ................          85,700     8,430,738
                                                                    -----------
                                                                     24,113,116
                                                                    -----------
 CONSUMER PRODUCTS - 1.82%
 Dial ...........................................         570,900    13,344,788
                                                                    -----------
                                                                     13,344,788
                                                                    -----------
 ELECTRONICS & ELECTRICAL - 6.89%
 Honeywell ......................................         140,700    14,835,056
 Intel ..........................................         106,600     8,251,506
 Symbol Technologies ............................         544,425    21,640,894
 Teleflex .......................................         173,400     5,906,438
                                                                    -----------
                                                                     50,633,894
                                                                    -----------

                                                        NUMBER OF       MARKET
                                                          SHARES        VALUE
                                                      -------------------------
  COMMON STOCK (CONTINUED)

  ENERGY - 5.56%
  Anadarko Petroleum ............................         118,800   $ 3,660,525
  BP AMOCO ......................................         136,354     7,874,444
  Coastal .......................................         195,800     8,248,075
  Schlumberger Limited ..........................         153,400     9,290,288
  Tosco .........................................         209,400     5,300,438
  Unocal ........................................         187,900     6,482,550
                                                                    -----------
                                                                     40,856,320
                                                                    -----------
  ENVIRONMENTAL SERVICES - 0.96%
  Ecolab ........................................         208,100     7,036,381
                                                                    -----------
                                                                      7,036,381
                                                                    -----------
  FOOD, BEVERAGE & TOBACCO - 1.82%
  Bestfoods .....................................          98,300     5,775,125
*+Suiza Foods ...................................         167,500     6,040,469
  Universal Foods ...............................          80,900     1,547,213
                                                                    -----------
                                                                     13,362,807
                                                                    -----------
  HEALTHCARE & PHARMACEUTICALS - 6.06%
  American Home Products ........................         260,700    13,621,575
  BIOMET ........................................         218,100     6,563,447
  Johnson & Johnson .............................         106,200    11,124,450
  Schering-Plough ...............................         150,100     7,429,950
 *Watson Pharmaceutical .........................         182,000     5,778,500
                                                                    -----------
                                                                     44,517,922
                                                                    -----------
  INDUSTRIAL MACHINERY - 1.47%
  Black & Decker ................................         102,500     4,407,500
  Pentair .......................................         169,100     6,362,388
                                                                    -----------
                                                                     10,769,888
                                                                    -----------
  LEISURE, LODGING & ENTERTAINMENT - 2.24%
  CarrAmerica Realty ............................         188,300     4,189,675
  Sun Communities ...............................         128,300     4,089,563
  Viad ..........................................         332,500     8,167,031
                                                                    -----------
                                                                     16,446,269
                                                                    -----------
  RETAIL - 4.80%
 *Blockbuster Class A ...........................         376,200     4,561,425
  Developers Diversified Realty .................         280,200     3,992,850
 +Intimate Brands ...............................         349,125    14,314,125
  TJX ...........................................         457,700    12,415,113
                                                                    -----------
                                                                     35,283,513
                                                                    -----------
  TELECOMMUNICATIONS - 6.18%
  Alltel ........................................         144,000    11,988,000
  GTE ...........................................         123,800     9,285,000
 *MCI Worldcom ..................................         122,200    10,482,469
  SBC Communications ............................         266,900    13,595,219
                                                                    -----------
                                                                     45,350,688
                                                                    -----------
                                                             for total return 11

--------------------------------------------------------------------------------

                                                        NUMBER OF       MARKET
                                                          SHARES        VALUE
                                                      -------------------------

COMMON STOCK (CONTINUED)
TEXTILES, APPAREL & FURNITURE - 0.30%
HON Industries ......................................     111,400 $  2,186,225
                                                                  ------------
                                                                     2,186,225
                                                                  ------------
Total Common Stock (cost $402,494,254) ..............              465,899,857
                                                                  ------------
CONVERTIBLE PREFERRED STOCKS - 1.19%
Freeport-McMoRan Copper & Gold 7.00% ................     121,700    1,954,806
Sealed Air $2.00 4/1/18 Series A ....................     125,340    6,768,360
                                                                  ------------
Total Convertible Preferred Stocks
   (cost $7,713,990) ................................                8,723,166
                                                                  ------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                       ----------
ASSET-BACKED SECURITIES - 3.67%
CIT RV Series 98-A A5 6.12% 7/15/14 .................  $2,595,000    2,539,986
California Infrastructure PG and E
   Series 97-1 A4 6.16% 6/25/03 .....................   1,220,000    1,216,771
Countrywide Home Equity Loan
   Series 97-1A4 6.95% 5/25/21 ......................   2,685,000    2,677,001
Discover Card Master Trust
   Series 99-2 A 5.90% 10/15/04 .....................   3,820,000    3,748,413
EQCC Home Equity Loan Trust
   Series 98-2 A3F 6.229% 3/15/13 ...................   2,550,000    2,524,898
First USA Credit Card Master Trust
   Series 98-3 A 5.4675% 2/18/04 ....................   3,860,000    3,858,707
Honda Auto Lease Trust 6.45% 09/16/02 ...............   3,810,000    3,803,452
   NationsCredit Grantor Trust
   Series 96-1 A 5.85% 9/15/11 ......................     739,335      722,478
Neiman Marcus Group Credit Card Master Trust
   Series 95-1A 7.60% 6/15/03 .......................     330,000      331,650
PECO Energy Transition Trust
   Series 99-A A4 5.80% 3/1/07 ......................   3,640,000    3,480,750
Philadelphia, Pennsylvania Authority For Industrial
   Development Series 97 A 6.488% 6/15/04 ...........   2,125,163    2,006,619
                                                                  ------------
Total Asset-Backed Securities
   (cost $27,377,126) ...............................               26,910,725
                                                                  ------------

COLLATERALIZED MORTGAGE
   OBLIGATIONS - 2.87%
Asset Securitization Corporation
Series 97-D5 A2 6.816% 2/14/41 ......................   3,030,000    2,788,547
Series 97-D5 A3 6.866% 2/14/41 ......................   2,485,000    2,246,984
Series 96-D3 A1B 7.21% 10/13/26 .....................   2,360,000    2,375,119
FannieMae Whole Loan
   Series 98-W3 A2 6.50% 7/25/28 ....................   2,598,596    2,582,761
Federal Home Loan Mortgage Corporation
   Structured Pass Through Securities Series T-11
   A5 6.50% 1/25/15 .................................   3,555,000    3,507,230
GNR 1998-9 B 6.85% 12/20/25 .........................   4,900,000    4,729,606
Residential Accredit Loans
   Series 98-QS9 A3 6.75% 7/25/28 ...................   2,550,000    2,525,297
   Series 97-QS3 A3 7.50% 4/25/27 ...................     338,663      338,663
                                                                  ------------
Total Collateralized Mortgage Obligations
   (cost $21,980,445) ...............................               21,094,207
                                                                  ------------

                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                      -------------------------

 COMMERCIAL MORTGAGE-BACKED
    SECURITIES - 2.91%
 Chase Commercial Mortgage Securities Corporation
    Series 96-2 C 6.90% 11/19/06 ................      $ 1,753,625  $ 1,671,972
 DLJ Commercial 6.46% 1/10/09 ...................        3,730,000    3,526,016
 FUNCM 1999-C2 A2 6.645% 4/15/09 ................        4,660,000    4,477,969
 Lehman Large Loan
    Series 97-LLI A1 6.79% 6/12/04 ..............        2,431,103    2,423,886
 MetLife Capital Equipment Loan Trust
    Series 97-A 6.85% 5/20/08 ...................        2,215,000    2,216,108
 Mortgage Capital Funding
    96-MC2-C 7.224% 9/20/06 .....................        2,127,777    2,078,572
 Nomura Asset Securities
    Series 93-1 A1 6.68% 12/15/01 ...............        2,436,365    2,415,808
    Series 96-MD5 A3 7.9183% 4/13/36 ............        2,550,000    2,536,852
                                                                    -----------
 Total Commercial Mortgage-Backed Securities
    (cost $21,822,094) ..........................                    21,347,183
                                                                    -----------

 CORPORATE BONDS - 10.40%
 American Financial Group 7.125% 4/15/09 ........        1,570,000    1,440,475
 Banco Santiago S.A. 7.00% 7/18/07 ..............        1,435,000    1,273,563
 Banco Santander-Chile notes 6.50% 11/1/05 ......        1,775,000    1,692,906
 Bank One 6.40% 8/1/02 ..........................        3,090,000    3,062,963
 Conseco 9.00% 10/15/06 .........................        2,975,000    2,989,875
 Cox Communications 6.15% 8/1/03 ................        2,620,000    2,528,300
 Credit Foncier de France 8.00% 1/14/02 .........        1,865,000    1,909,294
 Daimler Chrysler 6.90% 9/1/04 ..................        2,500,000    2,506,250
 DUPONT EI NEMOUR 6.75% 10/15/04 ................        1,160,000    1,162,900
 Equistar Chemicals 8.75% 2/15/09 ...............        2,080,000    2,038,400
 Fairfax Financial 7.375% 3/15/06 ...............          730,000      667,038
 Great Western Financial 8.206% 2/1/27 ..........        3,090,000    2,985,713
 Household Finance 6.50% 11/15/08 ...............          985,000      927,131
 Kohls 6.70% 2/1/06 .............................        2,240,000    2,161,600
 Lehman Brothers 6.625% 2/5/06 ..................        3,575,000    3,449,875
 Liberty Media 144A 8.50% 7/15/29 ...............        1,000,000    1,011,250
 May Department Stores 7.50% 6/1/15 .............        3,090,000    3,082,275
 MCI Communications 6.125% 4/15/02 ..............        1,930,000    1,898,638
 MCI Worldcom 7.55% 4/1/04 ......................        3,495,000    3,582,375
 Meritor Automotive 6.80% 2/15/09 ...............        2,620,000    2,436,600
 Osprey Trust 144A 8.31% 1/15/03 ................        3,250,000    3,254,063
 Pemex Finance 9.69% 8/15/09 ....................        3,000,000    2,981,250
 Popular North America 6.625% 1/15/04 ...........        3,050,000    2,958,500
 Republic of Korea 8.875% 4/15/08 ...............        2,320,000    2,424,400
+Republic of South Africa 9.125% 5/19/09 ........        2,320,000    2,343,200
 Safeway Inc 7.00% 9/15/02 ......................        2,720,000    2,713,200
+SAKS 8.25% 11/15/08 ............................        3,455,000    3,325,438
 Summit Capital Trust 8.40% 3/15/27 .............        1,540,000    1,522,675
 Sun Microsystems 7.65% 8/15/09 .................        2,060,000    2,101,200
 Tommy Hilfiger USA 6.85% 6/1/08 ................        1,645,000    1,513,400
 Transwestern Pipeline 7.55% 1/15/00 ............          930,000      931,163
 United Health Care 6.60% 12/1/03 ...............        3,300,000    3,122,625
 United News and Media 7.750% 7/1/09 ............        2,820,000    2,735,400
 USA Waste Services 6.125% 7/15/01 ..............        1,715,000    1,637,825
                                                                    -----------
 Total Corporate Bonds (cost $78,341,637) .......                    76,371,760
                                                                    -----------

12 for total return

--------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                      -------------------------

 MORTGAGE-BACKED SECURITIES - 7.68%
 Federal Home Loan Mortgage Corp.
   6.00% 2/1/11 .................................      $1,320,272   $ 1,283,140
   6.50% 5/1/29 .................................      12,420,315    11,907,961
   7.00% 4/1/29 .................................       4,054,479     3,979,724
   7.50% 10/1/29 ................................      23,158,586    23,216,483
   8.50% 4/1/09 .................................             297           314
 Federal National Mortgage Association
   6.00% 3/1/13 .................................       2,138,762     2,059,227
   6.00% 10/1/28 ................................       4,276,164     3,987,523
   7.00% 7/1/17 .................................         954,487       947,030
   7.00% 7/1/28 .................................       6,434,768     6,314,116
   7.00% 8/1/28 .................................       2,008,542     1,970,882
   8.00% 12/1/09 ................................         168,805       173,078
   8.50% 11/1/09 ................................         561,023       581,886
                                                                    -----------
 Total Mortgage-Backed Securities
   (cost $57,773,696) ...........................                    56,421,364
                                                                    -----------

 U.S. TREASURY OBLIGATIONS - 3.69%
 U.S. Treasury Bond 6.125% 11/15/27 .............       1,940,000     1,873,272
 US Treasury Inflation Index Note 3.625%
   7/15/02 ......................................       3,958,650     3,937,828
 U.S. Treasury Notes
   +5.25% 5/15/04 ...............................       3,750,000     3,643,936
   +5.25% 2/15/29 ...............................       3,500,000     3,031,993
   +5.50% 8/31/01 ...............................       3,750,000     3,730,404
   +5.50% 5/15/09 ...............................       3,850,000     3,692,741
   +6.375% 8/15/27 ..............................       5,790,000     5,763,151
+U.S. Treasury Strips 0.00% 5/15/27 .............       8,000,000     1,445,766
                                                                    -----------
Total U.S. Treasury Obligations
   (cost $27,142,632) ...........................                    27,119,091
                                                                    -----------

REPURCHASE AGREEMENTS - 2.46%
With Chase Manhattan 5.20% 11/1/99 (dated
   10/29/99, collateralized by $5,856,000 U.S.
   Treasury Notes 6.125% due 12/31/01,
   market value $6,005,063) .....................       5,856,000     5,856,000
With J.P. Morgan 5.20%11/1/99 (dated
   10/29/99, collateralized by $4,214,000
   U.S. Treasury Notes 5.625% due
   5/15/01, market value $4,301,655
   and $1,882,000 U.S. Treasury Notes 6.50%
   due 8/31/01, market value $1,920,551) ........       6,096,000     6,096,000
With PaineWebber 5.20% 11/1/99 (dated
   10/29/99, collateralized by $2,140,000
   U.S. Treasury Notes 6.25% due 10/31/01,
   market value $2,183,823 and
   $3,956,000 U.S. Treasury Notes 6.25% due
   2/15/03, market value $4,039,675) ............        6,096,000    6,096,000
                                                                    -----------
Total Repurchase Agreements
   (cost $18,048,000) ...........................                    18,048,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES - 98.32%
   (COST $662,693,874) .........................................   $721,935,353
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.68% ........     12,363,805
                                                                   ------------
NET ASSETS APPLICABLE TO 33,994,092 SHARES
   ($1 PAR VALUE) OUTSTANDING - 100.00% ........................   $734,299,158
                                                                   ============

NET ASSET VALUE - DELAWARE BALANCED FUND A CLASS
   ($562,975,242 / 26,065,331 SHARES) ..........................         $21.60
                                                                         ======
NET ASSET VALUE - DELAWARE BALANCED FUND B CLASS
   ($67,089,831 / 3,107,751 SHARES) ............................         $21.59
                                                                         ======
NET ASSET VALUE - DELAWARE BALANCED FUND C CLASS
   ($21,191,671 / 982,475 SHARES) ..............................         $21.57
                                                                         ======
NET ASSET VALUE - DELAWARE BALANCED FUND INSTITUTIONAL CLASS
   ($83,042,414 / 3,838,535 SHARES) ............................         $21.63
                                                                         ======
----------------------
+ Security on loan.
* Non-income producing security for the year ended October 31, 1999.

Top ten equity holdings, representing 20.77% of net assets, are in bold face.

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1999:
Common stock, $1 par value, 200,000,000 shares authorized
   to the Delaware Balanced Fund ...............................   $591,841,206
Accumulated net realized gain on investments ...................     83,216,473
Net unrealized appreciation of investments .....................     59,241,479
                                                                   ------------
Total net assets ...............................................   $734,299,158
                                                                   ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE BALANCED FUND
Net asset value A Class (A) ....................................         $21.60
Sales charge (5.75% of offering price or 6.11% of the amount
   invested per share) (B) .....................................           1.32
                                                                         ------
Offering price .................................................         $22.92
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)  See the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes
                                                             for total return 13

DELAWARE GROUP EQUITY FUNDS I, INC. -
DELAWARE BALANCED FUND
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                              $18,592,691
Dividends                                               9,316,273   $27,908,964
                                                      -----------   -----------
EXPENSES:
Management fees ..................................      5,368,105
Distribution expense .............................      2,208,886
Dividend disbursing and transfer agent fees
   and expenses ..................................      2,067,691
Accounting and administration ....................        380,911
Reports and statements to shareholders ...........        179,991
Professional fees ................................         75,484
Taxes (other than taxes on income) ...............         45,568
Registration fees ................................         45,247
Custodian fees ...................................         18,339
Directors' fees ..................................         18,107
Other ............................................        182,732    10,591,061
                                                      -----------
Less expenses paid indirectly ....................                      (22,867)
                                                                    -----------
Total expenses ...................................                   10,568,194
                                                                    -----------

NET INVESTMENT INCOME ............................                   17,340,770
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN/LOSS
   ON INVESTMENTS:
Net realized gain on investments .................                   83,578,653
Net change in unrealized appreciation/depreciation
   of investments ................................                  (79,429,533)
                                                                    -----------

NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS ...........................                    4,149,120
                                                                    -----------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................                  $21,489,890
                                                                    ===========

                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS I, INC. -
DELAWARE BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                       YEAR ENDED   YEAR ENDED
                                                        10/31/99     10/31/98
                                                     ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ...........................    $ 17,340,770  $ 18,814,542
Net realized gain on investments ................      83,578,653    54,958,953
Net change in unrealized appreciation/
   depreciation of investments ..................     (79,429,533)   35,042,450
                                                     ------------  ------------
Net increase in net assets resulting
   from operations ..............................      21,489,890   108,815,945
                                                     ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ......................................     (13,300,317)  (13,013,538)
   B Class ......................................        (771,082)     (305,673)
   C Class ......................................        (311,819)     (154,291)
   Institutional Class ..........................      (6,247,007)   (4,868,650)

Net realized gain on investments:
   A Class ......................................     (27,586,794)  (62,397,362)
   B Class ......................................      (1,771,950)   (1,962,519)
   C Class ......................................        (833,383)     (985,860)
   Institutional Class ..........................     (13,695,337)  (17,376,598)
                                                     ------------  ------------
                                                      (64,517,689) (101,064,491)
                                                     ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ......................................      57,112,267    56,962,202
   B Class ......................................      47,869,090    19,010,246
   C Class ......................................      12,722,007    10,054,204
   Institutional Class ..........................      64,951,308   161,610,921
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized gain
   on investments:
   A Class ......................................      32,315,339    59,528,177
   B Class ......................................       2,415,413     2,170,092
   C Class ......................................       1,107,652     1,085,874
   Institutional Class ..........................      19,941,662    22,245,115
                                                     ------------  ------------
                                                      238,434,738   332,666,831
                                                     ------------  ------------
Cost of shares repurchased:
   A Class ......................................     (99,907,451)  (65,404,693)
   B Class ......................................     (12,727,442)   (4,424,506)
   C Class ......................................      (8,757,677)   (1,700,256)
   Institutional Class ..........................    (302,317,134)  (38,660,111)
                                                     ------------  ------------
                                                     (423,709,704) (110,189,566)
                                                     ------------  ------------
Increase (decrease) in net assets derived from
   capital share transactions ...................    (185,274,966)  222,477,265
                                                     ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS ...........    (228,302,765)  230,228,719

NET ASSETS:
Beginning of year ...............................     962,601,923   732,373,204
                                                     ------------  ------------
End of year .....................................    $734,299,158  $962,601,923
                                                     ============  ============

                             See accompanying notes

14 for total return

DELAWARE GROUP EQUITY FUNDS I, INC. -
DELAWARE BALANCED FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                         DELAWARE BALANCED FUND A CLASS
                                                           -------------------------------------------------------------
                                                              YEAR        YEAR         YEAR        YEAR        YEAR
                                                              ENDED       ENDED        ENDED       ENDED       ENDED
                                                             10/31/99    10/31/98     10/31/97    10/31/96    10/31/95
Net asset value, beginning of period ........................ $22.970     $22.950      $21.260     $19.940      $18.000

Income (loss) from investment operations:
   Net investment income ....................................   0.422(1)    0.510        0.610       0.706        0.664
   Net realized and unrealized gain (loss) on investments ...  (0.257)      2.620        3.680       2.349        2.156
                                                             --------    --------     --------    --------     --------
   Total from investment operations .........................   0.165       3.130        4.290       3.055        2.820
                                                             --------    --------     --------    --------     --------

Less dividends and distributions:
   Dividends from net investment income .....................  (0.495)     (0.510)      (0.680)     (0.655)      (0.630)
   Distributions from net realized gain on investments ......  (1.040)     (2.600)      (1.920)     (1.080)      (0.250)
                                                             --------    --------     --------    --------     --------
   Total dividends and distributions ........................  (1.535)     (3.110)      (2.600)     (1.735)      (0.880)
                                                             --------    --------     --------    --------     --------
Net asset value, end of period .............................. $21.600     $22.970      $22.950     $21.260      $19.940
                                                             ========    ========     ========    ========     ========

Total return(2) .............................................   0.44%      14.80%       22.05%      16.07%       16.26%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................$562,975    $610,332     $554,448    $490,150     $493,243
   Ratio of expenses to average net assets ..................   1.12%       0.98%        0.97%       0.99%        0.97%
   Ratio of net investment income to average net assets .....   1.85%       2.25%        2.83%       3.39%        3.55%
   Portfolio turnover .......................................     87%         86%          81%         92%          94%


---------------
(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                             for total return 15

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         DELAWARE BALANCED FUND B CLASS
                                                           -------------------------------------------------------------
                                                              YEAR        YEAR         YEAR        YEAR        YEAR
                                                              ENDED       ENDED        ENDED       ENDED       ENDED
                                                             10/31/99    10/31/98     10/31/97    10/31/96    10/31/95
Net asset value, beginning of period ....................    $22.950     $22.880      $21.200     $19.900     $17.980

Income (loss) from investment operations:
   Net investment income ................................      0.246(2)    0.337        0.452       0.525       0.567
   Net realized and unrealized gain (loss)
     on investments......................................     (0.251)      2.608        3.658       2.350       2.113
                                                             -------     -------      -------     -------     -------
   Total from investment operations .....................     (0.005)      2.945        4.110       2.875       2.680
                                                             -------     -------      -------     -------     -------
Less dividends and distributions:
   Dividends from net investment income .................     (0.315)     (0.275)      (0.510)     (0.495)     (0.510)
   Distributions from net realized gain
     on investments......................................     (1.040)     (2.600)      (1.920)     (1.080)     (0.250)
                                                             -------     -------      -------     -------     -------
   Total dividends and distributions ....................     (1.355)     (2.875)      (2.430)     (1.575)     (0.760)
                                                             -------     -------      -------     -------     -------
Net asset value, end of period ..........................    $21.590     $22.950      $22.880     $21.200     $19.900
                                                             =======     =======      =======     =======     =======
Total return(3) .........................................      (0.31%)     13.90%       21.09%      15.15%      15.36%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............    $67,090     $33,884      $16,659      $6,872      $3,383
   Ratio of expenses to average net assets ..............       1.89%       1.77%        1.78%       1.80%       1.79%
   Ratio of net investment income to average
     net assets..........................................       1.08%       1.46%        2.00%       2.58%       2.73%
   Portfolio turnover ...................................         87%         86%          81%         92%         94%

----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

                                                                    DELAWARE BALANCED FUND C CLASS
                                                           -------------------------------------------------
                                                              YEAR        YEAR         YEAR      11/29/95(1)
                                                              ENDED       ENDED        ENDED         TO
                                                             10/31/99    10/31/98     10/31/97    10/31/96
Net asset value, beginning of period ....................    $22.930      $22.870     $21.180      $20.500

Income (loss) from investment operations:
   Net investment income ................................      0.246(2)     0.335       0.460        0.583
   Net realized and unrealized gain (loss)
     on investments......................................     (0.251)       2.600       3.655        1.757
                                                             -------      -------     -------      -------
   Total from investment operations .....................     (0.005)       2.935       4.115        2.340
                                                             -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income .................     (0.315)      (0.275)     (0.505)      (0.580)
   Distributions from net realized gain
     on investments......................................     (1.040)      (2.600)     (1.920)      (1.080)
                                                             -------      -------     -------      -------
   Total dividends and distributions ....................     (1.355)      (2.875)     (2.425)      (1.660)
                                                             -------      -------     -------      -------
Net asset value, end of period ..........................    $21.570      $22.930     $22.870      $21.180
                                                             =======      =======     =======      =======

Total return(3)..........................................      (0.31%)      13.85%      21.07%       12.13%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............    $21,192      $17,730      $8,090       $1,990
   Ratio of expenses to average net assets ..............       1.89%        1.77%       1.78%        1.80%
   Ratio of net investment income to average
     net assets..........................................       1.08%        1.46%       2.00%        2.58%
   Portfolio turnover ...................................         87%          86%         81%          92%

16 for total return

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     DELAWARE BALANCED FUND INSTITUTIONAL CLASS
                                                           -------------------------------------------------------------
                                                              YEAR        YEAR         YEAR        YEAR        YEAR
                                                              ENDED       ENDED        ENDED       ENDED       ENDED
                                                             10/31/99    10/31/98     10/31/97    10/31/96    10/31/95
Net asset value, beginning of period ......................   $23.000     $23.000      $21.300     $19.980     $18.030

Income (loss) from investment operations:
   Net investment income ..................................    0.480(1)     0.585        0.659       0.727       0.694
   Net realized and unrealized gain (loss) on investments..   (0.265)       2.595        3.681       2.363       2.166
                                                             -------      -------      -------     -------     -------
   Total from investment operations .......................    0.215        3.180        4.340       3.090       2.860
                                                             -------      -------      -------     -------     -------
Less dividends and distributions:
   Dividends from net investment income ...................   (0.545)      (0.580)      (0.720)     (0.690)     (0.660)
   Distributions from net realized gain on investments ....   (1.040)      (2.600)      (1.920)     (1.080)     (0.250)
                                                             -------      -------      -------     -------     -------
   Total dividends and distributions ......................   (1.585)      (3.180)      (2.640)     (1.770)     (0.910)
                                                             -------      -------      -------     -------     -------
Net asset value, end of period ............................  $21.630      $23.000      $23.000     $21.300     $19.980
                                                             =======      =======      =======     =======     =======
Total return ..............................................     0.70%       15.03%       22.29%      16.25%      16.50%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................  $83,042     $300,656     $153,176    $125,751    $108,747
   Ratio of expenses to average net assets ................     0.89%        0.77%        0.78%       0.80%       0.79%
   Ratio of net investment income to average net assets ...     2.08%        2.46%        3.00%       3.58%       3.73%
   Portfolio turnover .....................................       87%          86%          81%         92%         94%

----------------------
(1) Per share information was based on the average shares outstanding method.

                             See accompanying notes
                                                             for total return 17

DELAWARE GROUP EQUITY FUNDS I, INC. -
DELAWARE BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------
Delaware Group Equity Funds I, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers two series: the Delaware Balanced Fund and the Delaware Devon Fund. These financial statements and notes pertain to the Delaware Balanced Fund (the "Fund"). The Fund offers four classes of shares. The A Class carries a front-end sales charge of 5.75%. The B Class carries a back-end sales charge. The C Class carries a level load deferred sales charge and Institutional Class has no sales charge.

The Fund's objective is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income quarterly and from capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $21,654 for the year ended October 31, 1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $1,213 for the year ended October 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the statement of operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
Effective April 1, 1999 and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion. Prior to April 1, 1999, the annual fee was calculated at the rate of 0.60% on the first $100 million of average daily net assets of the Fund, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the net assets over $500 million, less fees paid to the unaffiliated directors. For the year ended October 31, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $427,563.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $45,263.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. For the year ended October 31, 1999, the Fund had a liability for such fees and other expenses payable to DDLP of $25,306.

For the year ended October 31, 1999, DDLP earned $147,167 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended October 31, 1999, the Fund made purchases of $688,597,056 and sales of $921,049,848 of investment securities other than U.S. government securities and temporary cash investments. During the year ended October 31, 1999, the Fund made purchases of $122,305,076 and sales of $132,528,108 U.S. government securities.

At October 31, 1999, unrealized appreciation for federal income tax purposes aggregated $57,768,946 of which $82,594,503 related to unrealized appreciation of securities and $24,825,557 related to unrealized depreciation of securities. At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $664,166,407.

18 for total return

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                                       Year Ended     Year Ended
                                                        10/31/99       10/31/98
                                                       ----------     ----------
Shares sold:
   A Class ..........................................   2,483,043     2,527,314
   B Class ..........................................   2,091,897       840,492
   C Class ..........................................     552,593       444,310
   Institutional Class ..............................   2,817,975     7,092,142

Shares issued upon reinvestment of distributions from
   net investment income and net realized gain on
   investments:
   A Class ..........................................   1,410,937     2,773,200
   B Class ..........................................     105,717       101,142
   C Class ..........................................      48,444        50,636
   Institutional Class ..............................     868,541     1,033,264
                                                       ----------    ----------
                                                       10,379,147    14,862,500
                                                       ----------    ----------

Shares repurchased:
   A Class ..........................................  (4,404,727)   (2,879,391)
   B Class ..........................................    (566,237)     (193,261)
   C Class ..........................................    (391,653)      (75,623)
   Institutional Class .............................. (12,920,482)   (1,711,585)
                                                       ----------    ----------
                                                      (18,283,099)   (4,859,860)
                                                       ----------    ----------

Net increase (decrease) .............................  (7,903,952)   10,002,640
                                                       ==========    ==========

5. Lines of Credit
The Fund has a committed line of credit for $26,800,000. No amount was outstanding at October 31, 1999, or at any time during the fiscal year.

6. Market and Credit Risk
The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
Security loans for the Fund are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and the collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related collateral received at October 31, 1999 were $50,027,881 and $50,345,055, respectively. Net income from securities lending was $274,199 and is included in interest income on the Statement of Operations.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholder's, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information. For the fiscal year ended October 31, 1999, the Fund designates as long-term capital gains and ordinary income distributions paid during the year as follows:

          (A)                  (B)
    Long-Term Capital    Ordinary Income            (C)              (D)
   Gains Distributions    Distributions    Total Distributions    Qualifying
      (Tax Basis)          (Tax Basis)           (Tax Basis)      Dividends(1)
   -------------------   ---------------   -------------------    ------------
          30%                  70%                  100%              54%

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                             for total return 19

DELAWARE GROUP EQUITY FUNDS I, INC. -
DELAWARE BALANCED FUND
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP EQUITY FUNDS I, INC. - DELAWARE BALANCED FUND

We have audited the accompanying statement of net assets of Delaware Balanced Fund (the "Fund") as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Balanced Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                /s/  Ernst & Young LLP
                                                ------------------------------
                                                     Ernst & Young LLP


Philadelphia, Pennsylvania
December 3, 1999

DELAWARE INVESTMENTS FAMILY OF FUNDS

FOR GROWTH OF CAPITAL
Delaware Select Growth Fund
Delaware Trend Fund
Delaware DelCap Fund
Delaware Small Cap Value Fund
Delaware U.S. Growth Fund
Delaware Growth Stock Fund
Delaware Tax-Efficient Equity Fund
Delaware Social Awareness Fund

FOR TOTAL RETURN
Delaware Blue Chip Fund
Delaware Devon Fund
Delaware Growth and Income Fund
Delaware Decatur Equity Income Fund
Delaware REIT Fund
Delaware Balanced Fund

FOR INTERNATIONAL DIVERSIFICATION
Delaware Emerging Markets Fund
Delaware New Pacific Fund
Delaware Overseas Equity Fund
Delaware International Equity Fund
Delaware Global Equity Fund
Delaware Global Bond Fund

FOR CURRENT INCOME
Delaware Delchester Fund
Delaware High-Yield Opportunities Fund
Delaware Strategic Income Fund
Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware American Government Bond Fund
Delaware U.S. Government Securities Fund
Delaware Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Intermediate Fund
Delaware State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Delaware Tax-Free Money Fund

ASSET ALLOCATION FUNDS
Delaware Foundation Funds
   Growth Portfolio
   Balanced Portfolio
   Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

[photo of computer keyboard]


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE BALANCED FUND SHAREHOLDERS, BUT it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Balanced Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objective and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

JOHN H. DURHAM
Private Investor
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Former Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Retired
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

Affiliated Officers

RICHARD J. FLANNERY
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

ERIC E. MILLER
Senior Vice President, Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

[photo of globes]


directors
& officers

-------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current Delaware Balanced Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

[photo of globes]

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com



DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London



Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(2397)
AR-002[10/99]PPL12/99